                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 99.26

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance            $92,781,784
Aggregate Original Principal Balance               $93,137,834
Number of Mortgage Loans                                 1,111

                                 MINIMUM             MAXIMUM           AVERAGE (1)
                                 -------             -------           -----------
Original Principal Balance       $15,000            $215,000             $83,832
Outstanding Principal Balance    $14,511            $214,503             $83,512

                                  MINIMUM            MAXIMUM       WEIGHTED AVERAGE (2)
                                  -------            -------       --------------------
Original Term (mos)                180                 360                 180
Stated remaining Term (mos)        171                 355                 175
Loan Age (mos)                      4                   9                   6
Current Interest Rate             6.000%             13.750%             10.230%
Original Loan-to-Value            73.08%             100.00%             99.14%
Credit Score (3)                   559                 801                 668

                                 EARLIEST             LATEST
                                 --------             ------
Maturity Date                   04/01/2019         08/01/2034

                             PERCENT OF                                  PERCENT OF
LIEN POSITION              MORTGAGE POOL YEAR OF ORIGINATION            MORTGAGE POOL


1st Lien                           0.00% 2003                                 0.00%
2nd Lien                         100.00  2004                               100.00

OCCUPANCY                                LOAN PURPOSE

Primary                           99.21% Purchase                            80.83%
Second Home                        0.79  Refinance - Rate/Term                4.97
Investment                         0.00  Refinance - Cashout                  14.2

LOAN TYPE                                PROPERTY TYPE

Fixed Rate                       100.00% Single Family                       68.44%
ARM                                0.00  Townhouse                            0.03
                                         Condominium                          8.86
AMORTIZATION TYPE                        Two- to Four-Family                  6.19

Fully Amortizing                   3.17% Manufactured Housing                 0.00
Interest Only                      0.00  Planned Unit Development            16.49
Balloon                           96.83

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                        NUMBER      AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                          OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
    RANGE OF           MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
 MORTGAGE RATES         LOANS      OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING     LTV          DOC
 --------------        --------      -------       --------     -------     ------     -------     --------   -----------
5.501% to 6.000%            1     $    72,454         0.08%       6.000%     687      $ 72,454      100.00%        0.00%
7.001% to 7.500%            3         339,292         0.37        7.500      689       113,097       97.80       100.00
7.501% to 8.000%            3         357,037         0.38        7.997      736       119,012      100.00       100.00
8.001% to 8.500%           79       7,832,709         8.44        8.402      721        99,148       99.65        80.43
8.501% to 9.000%          108       9,349,567        10.08        8.909      690        86,570       99.21        68.81
9.001% to 9.500%          108       9,356,334        10.08        9.429      670        86,633       99.60        72.15
9.501% to 10.000%         202      17,285,872        18.63        9.886      672        85,574       99.05        36.17
10.001% to 10.500%        123       9,745,106        10.50       10.418      649        79,229       99.13        31.32
10.501% to 11.000%        299      26,066,163        28.09       10.858      650        87,178       99.02        36.20
11.001% to 11.500%         29       2,229,122         2.40       11.346      670        76,866       99.10        30.80
11.501% to 12.000%         68       4,594,895         4.95       11.943      667        67,572       98.37        18.43
12.001% to 12.500%         33       2,237,097         2.41       12.379      664        67,791       99.84        25.50
12.501% to 13.000%         50       3,076,430         3.32       12.852      640        61,529       98.36        29.73
13.001% to 13.500%          3         164,388         0.18       13.216      651        54,796      100.00        51.64
13.501% to 14.000%          2          75,317         0.08       13.750      676        37,659      100.00         0.00
                        -----     -----------       ------       ------      ---      --------      ------       ------
TOTAL:                  1,111     $92,781,784       100.00%      10.230%     668      $ 83,512       99.14%       45.29%
                        -----     -----------       ------       ------      ---      --------      ------       ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.230% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                              OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
       RANGE OF            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)    LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
------------------------   --------   -----------   ----------   --------   --------   -----------   --------   -----------
169 to 180                  1,106     $92,465,884      99.66%     10.227%     668        $83,604      99.14%       45.39%
229 to 240                      3         142,483       0.15      10.768      595         47,494      99.36        40.18
349 to 360                      2         173,418       0.19      11.412      640         86,709     100.00         0.00
                            -----     -----------     ------      ------      ---        -------     ------        -----
TOTAL:                      1,111     $92,781,784     100.00%     10.230%     668        $83,512      99.14%       45.29%
                            -----     -----------     ------      ------      ---        -------     ------        -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 355 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 175 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                               NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                 OF        PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV         DOC
 -----------------------      --------    -----------   ----------    --------   -------   -----------   -------   -----------
$50,000 or less                  169     $ 5,289,686        5.70%      10.878%     650      $ 31,300      98.26%      53.42%
$50,001 to $100,000              674      52,713,807       56.81       10.232      667        78,210      99.38       45.66
$100,001 to $150,000             232      28,423,373       30.63       10.183      671       122,515      99.02       43.49
$150,001 to $200,000              34       5,927,257        6.39        9.820      672       174,331      98.43       46.71
$200,001 to $250,000               2         427,661        0.46       10.812      689       213,830      97.51        0.00
                               -----     -----------      ------       ------      ---      --------      -----       -----
TOTAL:                         1,111     $92,781,784      100.00%      10.230%     668      $ 83,512      99.14%      45.29%
                               -----     -----------      ------       ------      ---      --------      -----       -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,385 to approximately $214,503 and the average outstanding principal balance of the Mortgage Loans was approximately $56,691.

PRODUCT TYPES

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                      MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
   PRODUCT TYPES       LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC
   -------------      --------    -----------   ----------   --------   -------   -----------   --------  -----------
15 Year Fixed Rate        37     $ 2,627,312       2.83%      10.585%     685       $71,008       98.95%    44.21%
20 Year Fixed Rate         3         142,483       0.15       10.768      595        47,494       99.36     40.18
30 Year Fixed Rate         2         173,418       0.19       11.412      640        86,709      100.00      0.00
Balloon Loans          1,069      89,838,572      96.83       10.217      668        84,040       99.14     45.42
                       -----     -----------     ------       ------      ---       -------      ------     -----
TOTAL:                 1,111     $92,781,784     100.00%      10.230%     668       $83,512       99.14%    45.29%
                       -----     -----------     ------       ------      ---       -------      ------     -----

ADJUSTMENT TYPE

                    NUMBER     AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                      OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                   MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
ADJUSTMENT TYPE     LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV           DOC
---------------    --------   -----------    ----------   --------    -------    -----------    --------    -----------
Fixed Rate          1,111     $92,781,784     100.00%     10.230%       668        $83,512       99.14%        45.29%
                    -----     -----------     ------      ------        ---        -------       -----         -----
TOTAL:              1,111     $92,781,784     100.00%     10.230%       668        $83,512       99.14%        45.29%
                    -----     -----------     ------      ------        ---        -------       -----         -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                          MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS     OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV           DOC
-----------------------   --------   -----------    ----------   --------   -------   -----------   --------    -----------
Arizona                      16      $ 1,054,038       1.14%     11.280%      664      $ 65,877       99.88%       42.91%
California                  753       68,006,518      73.30       9.951       667        90,314       99.15        48.88
Colorado                      8          397,030       0.43      10.834       659        49,629       99.00        24.76
Connecticut                  11          973,446       1.05      11.039       671        88,495       99.34        22.40
Delaware                      1           79,815       0.09      10.750       631        79,815      100.00         0.00
District of Columbia          6          571,961       0.62      10.613       657        95,327       97.15        66.26
Florida                      29        2,083,760       2.25      11.565       655        71,854       99.62        50.33
Georgia                      18          607,778       0.66      11.878       658        33,765       99.65        57.24
Idaho                         4          169,258       0.18      10.028       647        42,315       96.73        24.46
Illinois                     22        1,275,342       1.37      10.192       669        57,970       99.21        24.55
Indiana                       2           35,127       0.04      12.468       625        17,563      100.00        53.96
Louisiana                     3           47,430       0.05      12.829       628        15,810      100.00        68.42
Maine                         1           15,722       0.02      11.990       636        15,722      100.00       100.00
Maryland                     29        2,334,754       2.52      10.974       668        80,509       99.43        37.96
Massachusetts                 6          486,778       0.52      10.075       717        81,130       98.28        34.92
Michigan                      5          234,770       0.25      11.213       684        46,954      100.00        28.49
Mississippi                   1           59,314       0.06      12.875       609        59,314      100.00         0.00
Missouri                      1           35,936       0.04      12.875       622        35,936      100.00       100.00
Montana                       1           32,427       0.03       9.990       646        32,427      100.00       100.00
Nevada                       22        1,861,015       2.01      10.271       688        84,592       99.68        23.23
New Hampshire                 1          161,312       0.17       9.500       699       161,312      100.00         0.00
New Jersey                    4          273,423       0.29       8.941       644        68,356       99.54        73.50
New Mexico                    1           22,332       0.02      10.250       615        22,332      100.00       100.00
New York                     76        5,536,421       5.97      11.621       675        72,848       98.02        23.54
North Carolina                4          206,175       0.22      12.057       649        51,544      100.00        87.74
Ohio                          2          192,746       0.21       9.326       680        96,373      100.00       100.00
Oklahoma                      2           93,335       0.10       9.482       698        46,668      100.00        17.74
Pennsylvania                  4          236,409       0.25       9.422       722        59,102      100.00        83.10
South Carolina                2           39,826       0.04      12.398       588        19,913      100.00       100.00
Texas                        19        1,479,232       1.59      10.828       678        77,854      100.00        33.12
Virginia                     39        3,011,715       3.25      10.832       668        77,223       99.54        32.02
Washington                   12          942,551       1.02      10.545       645        78,546       98.70        47.56
West Virginia                 2          114,560       0.12      11.029       614        57,280      100.00       100.00
Wisconsin                     3           84,564       0.09      11.680       685        28,188      100.00         0.00
Wyoming                       1           24,963       0.03      11.990       627        24,963      100.00       100.00
                          -----      -----------     ------      ------       ---      --------      ------       ------
TOTAL:                    1,111      $92,781,784     100.00%     10.230%      668      $ 83,512       99.14%       45.29%
                          -----      -----------     ------      ------       ---      --------      ------       ------

No more than approximately 0.98% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                           OF         PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       FULL OR
  RANGE OF ORIGINAL     MORTGAGE       BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS     LOANS       OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING      LTV           DOC
--------------------    --------    ------------    ----------    --------    -------    -----------    --------    -----------
70.01% to 75.00%             1      $   199,550        0.22%       10.875%      669       $199,550       73.08%         0.00%
75.01% to 80.00%             1          121,734        0.13        10.750       640        121,734       80.00        100.00
85.01% to 90.00%            41        2,772,475        2.99        10.331       664         67,621       89.88         38.20
90.01% to 95.00%            88        7,181,681        7.74        10.470       673         81,610       94.57         28.62
95.01% to 100.00%          980       82,506,344       88.93        10.204       668         84,190       99.94         47.01
                         -----      -----------      ------        ------       ---       --------       -----        ------
TOTAL:                   1,111      $92,781,784      100.00%       10.230%      668       $ 83,512       99.14%        45.29%
                         -----      -----------      ------        ------       ---       --------       -----        ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 73.08% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.14%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                           OF        PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                        MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
    LOAN PURPOSE         LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV           DOC
    ------------         -----      -----------      ----        ------     -----    -----------     ---           ---
Purchase                   892     $75,000,077      80.83%      10.211%      671       $84,081      99.39%        43.92%
Refinance - Cashout        160      13,173,347      14.20       10.237       656        82,333      98.12         50.84
Refinance - Rate Term       59       4,608,361       4.97       10.528       650        78,108      97.92         51.72
                         -----     -----------     ------       ------       ---       -------      -----         -----
TOTAL:                   1,111     $92,781,784     100.00%      10.230%      668       $83,512      99.14%        45.29%
                         -----     -----------     ------       ------       ---       -------      -----         -----

PROPERTY TYPE

                           NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                             OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
      PROPERTY TYPE        LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV          DOC
      -------------        -----      -----------      ----        ------      -----     -----------     ---          ---
Single Family                778     $63,498,755      68.44%        10.209%     666        $81,618        99.14%      46.47%
Townhouse                      1     $    23,465       3.00%      1287.500%     603        $23,465     10000.00%   10000.00%
Condominium                  101       8,217,649       8.86         10.164      659         81,363        99.45       48.39
Two- to Four-Family           62       5,744,202       6.19         10.545      687         92,648        98.08       33.30
Planned Unit Development     169      15,297,714      16.49         10.232      672         90,519        99.34       43.17
                           -----     -----------     ------       --------      ---        -------     --------    --------
TOTAL:                     1,111     $92,781,784     100.00%        10.230%     668        $83,512        99.14%      45.29%
                           -----     -----------     ------       --------      ---        -------     --------    --------

DOCUMENTATION

                               NUMBER      AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                 OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE      FULL OR
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
DOCUMENTATION                  LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING    LTV          DOC
-------------                  -----      -----------     ----      ------     -----     -----------    ---          ---
Full Documentation               483      $38,492,527     41.49%     9.798%    664        $ 79,695      99.37%     100.00%
Streamlined Documentation        423       34,996,979     37.72     10.792     678          82,735      99.34        0.00
Limited Documentation            100       10,099,658     10.89      9.835     661         100,997      98.36        0.00
Lite Documentation                49        4,314,809      4.65     10.329     653          88,057      99.77        0.00
Full/Alt Documentation            34        3,530,839      3.81     10.136     644         103,848      99.10      100.00
Stated Documentation              22        1,346,972      1.45     10.877     686          61,226      90.98        0.00
                               -----      -----------    ------     ------     ---        --------      -----      ------
TOTAL:                         1,111      $92,781,784    100.00%    10.230%    668        $ 83,512      99.14%      45.29%
                               -----      -----------    ------     ------     ---        --------      -----      ------

OCCUPANCY

                NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                  OF        PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
               MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
 OCCUPANCY      LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV         DOC
 ---------      -----      -----------      ----        ------     -----    -----------     ---         ---
Primary         1,103      $92,047,278      99.21%     10.224%      668       $83,452      99.15%       45.42%
Second Home         8          734,507       0.79      11.094       717        91,813      98.15        29.46
                -----      -----------     ------      ------       ---       -------      -----        -----
TOTAL:          1,111      $92,781,784     100.00%     10.230%      668       $83,512      99.14%       45.29%
                -----      -----------     ------      ------       ---       -------      -----        -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                       NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                         OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOANS AGE    MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
(MONTHS)               LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
--------               -----     -----------      ----       ------      -----    -----------     ---         ---
4                          2    $   120,232       0.13%      11.176%     630        $60,116      100.00%     0.00%
5                        574     49,843,152      53.72       10.163      671         86,835       99.25     42.44
6                        469     37,737,580      40.67       10.297      664         80,464       99.02     49.70
7                         58      4,603,707       4.96       10.282      670         79,374       98.95     42.75
8                          6        308,085       0.33       10.516      638         51,348       96.48     47.70
9                          2        169,028       0.18       12.613      669         84,514      100.00      0.00
                       -----    -----------     ------       ------      ---        -------      ------     -----
TOTAL:                 1,111    $92,781,784     100.00%      10.230%     668        $83,512       99.14%    45.29%
                       -----    -----------     ------       ------      ---        -------      ------     -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                         OF       PRINCIPAL   PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
ORIGINAL PREPAYMENT   MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
PENALTY TERM           LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING     LTV         DOC
------------           -----     -----------     ----       ------     -----    -----------     ---         ---
None                     351    $27,995,371     30.17%      10.691%     672       $79,759      99.10%      36.39%
12 Months                 28      2,454,529      2.65       10.358      654        87,662      99.53       50.05
24 Months                405     35,186,115     37.92        9.878      668        86,879      99.07       51.03
36 Months                327     27,145,769     29.26       10.202      665        83,015      99.24       46.61
                       -----    -----------    ------       ------      ---       -------      -----       -----
TOTAL:                 1,111    $92,781,784    100.00%      10.230%     668       $83,512      99.14%      45.29%
                       -----    -----------    ------       ------      ---       -------      -----       -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                          NUMBER      AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED      PERCENT
                            OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                         MORTGAGE      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL    ALTERNATIVE
RANGE OF CREDIT SCORES    LOANS      OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV           DOC
----------------------    -----      -----------      ----      ------     -----    -----------      ---           ---
559 to 575                   6     $   535,894        0.58%     10.300%     566       $89,316       100.00%      70.70%
576 to 600                  64       4,385,540        4.73      10.968      590        68,524        99.18       79.71
601 to 625                 142      10,192,544       10.99      10.897      614        71,778        99.43       64.38
626 to 650                 247      20,725,889       22.34      10.501      640        83,910        98.93       41.88
651 to 675                 259      21,995,378       23.71      10.318      663        84,924        98.97       37.76
676 to 700                 152      13,541,089       14.59       9.866      687        89,086        99.32       41.97
701 to 725                 115      10,284,532       11.08       9.783      711        89,431        99.21       39.96
726 to 750                  58       5,090,276        5.49       9.612      737        87,763        98.85       32.01
751 to 775                  49       4,212,986        4.54       9.514      759        85,979        99.44       46.11
776 to 800                  18       1,764,982        1.90       9.179      786        98,055       100.00       70.15
801 to 801                   1          52,675        0.06       9.750      801        52,675        92.91        0.00
                         -----     -----------      ------      ------      ---       -------       ------       -----
TOTAL:                   1,111     $92,781,784      100.00%     10.230%     668       $83,512        99.14%      45.29%
                         -----     -----------      ------      ------      ---       -------       ------       -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 559 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 668.

CREDIT GRADE

                NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                  OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
               MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE    LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
------------    -----     -----------      ----       ------     -----     -----------     ---          ---
AA                751    $64,807,577      69.85%      10.008%     687        $86,295      99.11%       40.74%
A                 289     22,883,006      24.66       10.709      629         79,180      99.21        51.27
A-                 71      5,091,202       5.49       10.906      607         71,707      99.17        76.42
                -----    -----------     ------       ------      ---        -------      -----        -----
TOTAL:          1,111    $92,781,784     100.00%      10.230%     668        $83,512      99.14%       45.29%
                -----    -----------     ------       ------      ---        -------      -----        -----